Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Aug. 04, 2018	Feb. 03, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying interim financial statements of BJ’s Wholesale Club Holdings, Inc. are unaudited and, in the opinion of management, reflect all normal recurring adjustments considered necessary for a fair statement of the Company’s financial statements in accordance with generally accepted accounting principles in the United States of America. References to “BJ’s” or the “Company” refer to BJ’s Wholesale Club Holdings, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

The consolidated balance sheet as of February 3, 2018 is derived from the audited consolidated balance sheet as of that date. The unaudited results of operations for the quarter ended August 4, 2018 are not necessarily indicative of future results or results to be expected for the full year ending February 2, 2019. The Company’s business, in common with the business of retailers generally, is subject to seasonal influences. The Company’s sales and operating income have typically been highest in the fourth quarter holiday season and lowest in the first quarter of each fiscal year.

You should read these statements in conjunction with the Company’s audited consolidated financial statements and related notes starting in page F-1 of the Company’s final prospectus for its IPO filed pursuant to Rule 424(b)(4) under the Securities Act with the SEC on June 28, 2018 (the “Prospectus”).

Initial Public Offering

On July 2, 2018, the Company completed its IPO, in which the Company issued and sold 43,125,000 shares of its common stock (including 5,625,000 shares of common stock that were subject to the underwriters’ option to purchase additional shares) at an initial public offering price of $17.00 per share. The Company received total aggregate proceeds of $685.9 million net of underwriters discounts, commissions and other transaction expenses, which totaled $47.2 million.

On July 2, 2018, the Company used the net proceeds from the IPO to extinguish the total outstanding balance of $623.3 million of its senior secured second lien term loan facility (the “Second Lien Term Loan”). See Note 6, Debt and Credit Arrangements footnote, for further discussion regarding the Second Lien Term Loan extinguishment.

Stock Split

On June 15, 2018, the Company effected a seven-to-one stock split of its issued and outstanding shares of common stock and proportional adjustment to the existing conversion ratios for each series of the Company’s Contingently Redeemable Common Stock (see Note 10). Accordingly, all shares and per share amounts for all periods presented in the accompanying consolidated financial statements and notes thereto have been adjusted retroactively, where applicable, to reflect this stock split and adjustment of the contingently redeemable common stock conversion ratios.

Deferred Offering Costs

The Company capitalized certain legal, professional, accounting and other third-party fees that were directly associated with the IPO as deferred offering costs. Upon the consummation of the IPO, $47.2 million were recorded in stockholders’ deficit as a reduction of additional paid-in capital.

Recent Accounting Pronouncements

The accounting policies the Company follows are set forth in the Company’s audited financial statements for the fiscal year ended February 3, 2018 and included in the Company’s final Prospectus. There have been no material changes to these accounting policies, except as noted below for new accounting pronouncements adopted at the beginning of fiscal year 2018.

Revenue from Contracts with Customers (ASC No. 606)

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU 2014-09, Revenue from Contracts with Customers (“ASC No. 606”), which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU replaced most existing revenue recognition guidance in U.S. GAAP as of its effective date.

The Company adopted the new guidance at the beginning of fiscal year 2018 using the modified retrospective adoption method and recognized the cumulative effect of initially applying the new guidance as an adjustment to the opening balance of accumulated deficit. The new guidance was only applied to contracts not completed as of the initial date of application. Additionally, any contract that was modified prior to the adoption date has been reflected in the cumulative adjustment giving effect to the aggregate effect of all contract modifications prior to the initial application date. The impact of employing this practical expedient for contract modifications is immaterial. The comparative information has not been restated and continues to be reported under the accounting standards in effect for those periods. The cumulative effect of the changes made to the Company’s February 3, 2018 balance sheet for the adoption of the standard update was as follows (in thousands):

	Balance as of February 3, 2018	Adjustment for new Standard	Balance as of February 4, 2018
Prepaid expenses and other current assets	$81,972	$7,820	$89,792
Accrued expenses and other current liabilities	495,767	16,645	512,412
Deferred income taxes	57,074	(2,463)	54,611
Accumulated deficit	(1,036,012)	(6,362)	(1,042,374)

The impact of the adoption of the standards update on the Company’s Consolidated Statement of Operations for the thirteen and twenty-six weeks ended August 4, 2018, resulted in a decrease to cost of sales and net sales of $1.1 million and $5.7 million, respectively, due to recording the allowance for returns reserve on a gross basis. The remaining impact of the adoption of the standards on the Company’s Consolidated Statement of Operations for the thirteen weeks and twenty-six weeks ended August 4, 2018 was immaterial.

The impact of the adoption of the standards update on the Company’s Consolidated Balance Sheet as of August 4, 2018 was as follows (in thousands):

	As of August 4, 2018,
	As Reported	Balance without adoption	Effect of change
Prepaid expenses and other current assets	$69,116	$62,270	$6,846
Accrued expenses and other current liabilities	473,500	457,531	15,969
Deferred income taxes	52,988	55,586	(2,598)
Accumulated deficit	(1,033,851)	(1,027,325)	(6,526)

Classification of Costs Related to Defined Benefit Pension and Other Post-Retirement Benefit Plans (ASU 2017-07)

At the beginning of fiscal year 2018, the Company adopted ASU No. 2017-07, Compensation—Retirement Benefits Topic 715: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-Retirement Benefit Cost (“ASU 2017-07”). ASU 2017-07 changes how employers that sponsor defined benefit pension and/or other post-retirement benefit plans present the net periodic benefit costs in the statement of operations. Under this new guidance, an employer’s statement of operations presents service cost arising in the current period in the same statement line item as other employee compensation. However, all other components of current period costs related to defined benefit plans, such as prior service costs and actuarial gains and losses, are presented on the statement of operations on a line item outside (or below) operating income. ASU 2017-07 affects only the classification of certain costs on the statement of operations, not the determination of costs. Net periodic pension costs related to the Company’s frozen defined benefit pension plan and post-retirement medical benefit plan were not material for the second quarter of fiscal year 2018 or prior periods. The retrospective impacts of this standard on our historical financial statements are not material and will not be restated on future filings.

Modifications to Share-based Compensation Awards (ASU 2017-09)

At the beginning of fiscal year 2018, the Company adopted ASU No. 2017-09, Compensation-Stock Compensation Topic 718-Scope of Modification Accounting (“ASU 2017-09”). ASU 2017-09 clarifies when changes to the terms and conditions of share-based payment awards must be accounted for as modifications. Entities apply the modification accounting guidance if the value, vesting conditions, or classification of an award changes. The Company has not modified any share-based payment awards. Should the Company modify share-based payment awards in the future, it will apply the provisions of ASU 2017-09.

Definition of a Business (ASU 2017-01)

At the beginning of fiscal year 2018, the Company adopted ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business (“ASU 2017-01”). ASU 2017-01 assists entities in determining if acquired assets constitute the acquisition of a business or the acquisition of assets for accounting and reporting purposes. This distinction is important because goodwill can only be recognized in an acquisition of a business. Prior to ASU 2017-01, if revenues were generated immediately before and after a transaction, the acquisition was typically considered a business. Under ASU 2017-01, entities are required to further assess the substance of the processes they acquire. Should the Company commence or complete an acquisition in future periods, it will apply the provisions of ASU 2017-01.

Statement of Cash Flows (ASU 2016-15)

At the beginning of fiscal year 2018, the Company adopted ASU No. 2016-15, Statement of Cash Flows (Topic 230) (“ASU 2016-15”). ASU 2016-15 represents a consensus of the FASB’s Emerging Issues Task Force on eight separate issues that, if present, can impact classifications on the statement of cash flows. The guidance requires application using a retrospective transition method. The adoption of ASU 2016-15 only impacted the classification of certain insurance proceeds on the Company consolidated statement of cash flows for the first quarter of fiscal year 2017. The Company’s insurance proceeds were $2.0 million for the second quarter of fiscal year 2018 and were not material for the second quarter of fiscal year 2017. The retrospective impacts of this standard on our historical financial statements are not material and will not be restated on future filings.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, which requires lessees to recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments for all leases with a term greater than 12 months. This standard is effective for annual reporting periods, and interim periods therein, beginning after December 15, 2018 and is required to be applied using a modified retrospective approach for all leases existing at, or entered into after, the beginning of the earliest comparative period presented. The Company has a significant number of leases, and as a result, expects this guidance to have a material impact on its Consolidated Balance Sheet, the impact of which is currently being evaluated.

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The consolidated financial statements include the Company and its subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Fiscal Year

The Company’s fiscal year ends on the Saturday closest to January 31. Fiscal year 2015 (“2015”) consists of the 52 weeks ended January 30, 2016, Fiscal year 2016 (“2016”) consists of the 52 weeks ended January 28, 2017, and fiscal year 2017 (“2017”) consists of the 53 weeks ended February 3, 2018.

Estimates Included in Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and stockholders’ equity, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates relied upon in preparing these consolidated financial statements include, but are not limited to, revenue recognition; vendor rebates and allowances; estimating inventory reserves; estimating impairment assessments of goodwill, intangible assets, and other long-lived assets; estimating self-insurance reserves; estimating income taxes and equity-based compensation. Actual results could differ from those estimates.

Segment Reporting

The Company’s club retail operations, which represent substantially all of the Company’s consolidated total revenues, are the Company’s only reportable segment. All of the Company’s identifiable assets are located in the United States. The Company does not have significant sales outside the United States, nor does any customer represent more than 10% of total revenues for any period presented.

The following table summarizes the percentage of net sales by category:

	Fiscal Year
	2015 % of Total	2016 % of Total	2017 % of Total
Edible Grocery	24%	25%	24%
Perishables	30%	29%	29%
Non-Edible Grocery	21%	22%	21%
General Merchandise	14%	14%	14%
Gasoline & Other Ancillary Services	11%	10%	12%

Concentration Risk

An adverse change in the Company’s relationships with its key suppliers could have a material effect on the business and results of operations of the Company. Currently, one distributor consolidates a substantial majority of perishables for shipment to the clubs. While the Company believes that such a consolidation is in its best interest overall, a prolonged disruption in logistics processes could materially impact sales and profitability for the near term.

All of the warehouse clubs are located in the eastern United States. Sales from the New York metropolitan area made up approximately 25% of net sales in 2015, 2016 and 2017.

Financial instruments that potentially subject the Company to concentrations of credit risk principally consist of cash held in financial institutions. The Company considers the credit risk associated with these financial instruments to be minimal. Cash is held by financial institutions with high credit ratings and the Company has not historically sustained any credit losses associated with its cash balances.

Cash and Cash Equivalents

Highly liquid investments with a maturity of three months or less at the time of purchase are considered to be cash equivalents. Book overdrafts not subject to offset with other accounts with the same financial institution are classified as accounts payable.

Accounts Receivable

Accounts receivable consists primarily of credit card receivables and receivables from vendors related to rebates and coupons and is stated net of allowances for doubtful accounts of $1.3 million at January 28, 2017 and $1.2 million at February 3, 2018. The determination of the allowance for doubtful accounts is based on BJ’s historical experience applied to an aging of accounts and a review of individual accounts with a known potential for write-off.

Merchandise Inventories

Inventories are stated at the lower of cost, determined under the average cost method, or net realizable value. The Company recognizes the write-down of slow-moving or obsolete inventory in cost of sales when such write-downs are probable and estimable. The Company writes down inventory for estimated shrinkage for the period between physical inventories based on historical results of previous physical inventories, shrinkage trends or other judgments management believes to be reasonable under the circumstances.

Property and Equipment

Property and equipment are recorded at cost and depreciated over their estimated useful lives using the straight-line method. Buildings and improvements are depreciated over estimated useful lives of 33 years.

Interest related to the development of buildings is capitalized during the construction period. Leasehold costs and improvements are amortized over the remaining lease term (which includes renewal periods that are reasonably assured) or the asset’s estimated useful life, whichever is shorter. Furniture, fixtures and equipment are depreciated over estimated useful lives, ranging from three to ten years. Depreciation expense was $145.7 million in 2015, $149.5 million in 2016 and $138.0 million in 2017.

Certain costs incurred in connection with developing or obtaining computer software for internal use are capitalized. Capitalized software costs are included in furniture, fixtures, and equipment and are amortized on a straight-line basis over the estimated useful life of the software, which is three to seven years. Software costs not meeting the criteria for capitalization are expensed as incurred.

Expenditures for betterments and major improvements that significantly enhance the value and increase the estimated useful life of the assets are capitalized and depreciated over the new estimated useful life. Repairs and maintenance costs on all assets are expensed as incurred.

Deferred Issuance Costs

The Company defers costs directly associated with acquiring third-party financing. Debt issuance costs related to the term loans are recorded as a direct deduction from the carrying amount of the debt and debt issuance costs associated with the ABL are recorded within other assets. Debt issuance costs are amortized over the term of the related financing arrangements on a straight-line basis, which is materially consistent with the effective interest method. Amortization of deferred debt issuance costs is recorded in interest expense and was $7.4 million in 2015, $7.7 million in 2016 and $4.1 million in 2017.

Goodwill and Indefinite-Lived Intangible Assets

Goodwill and indefinite-lived trade name intangible assets are not subject to amortization. The Company assesses the recoverability of its goodwill and trade name annually in the fourth quarter or whenever events or changes in circumstances indicate it may be impaired. The Company has determined it has one reporting unit for goodwill impairment testing purposes.

The Company may assess its goodwill for impairment initially using a qualitative approach (“step zero”) to determine whether conditions exist to indicate that it is more likely than not that the fair value of a reporting unit is less than its carrying value. If management concludes, based on its assessment of relevant events, facts and circumstances that it is more likely than not that a reporting unit’s carrying value is greater than its fair value, then a quantitative analysis will be performed to determine if there is any impairment. The Company may also elect to initially perform a quantitative analysis instead of starting with step zero. The quantitative assessment for goodwill is a two-step assessment. “Step one” requires comparing the carrying value of a reporting unit, including goodwill, to its fair value. If the fair value of the reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and no further testing is required. If the carrying amount of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is to measure the amount of impairment loss, if any. “Step two” compares the implied fair value of goodwill to the carrying amount of goodwill. The implied fair value of goodwill is determined by a hypothetical purchase price allocation using the reporting unit’s fair value as the purchase price. If the carrying amount of goodwill exceeds the implied fair value, an impairment charge is recorded to write down goodwill to its implied fair value and is recorded as a component of selling, general and administrative expense (“SG&A”). The Company assessed the recoverability of goodwill in 2015, 2016 and 2017 and determined that there was no impairment.

The Company assesses the recoverability of its trade name whenever there are indicators of impairment, or at least annually in the fourth quarter. If the recorded carrying value of the trade name exceeds its estimated fair value, the Company records a charge to write the intangible asset down to its estimated fair value as a component of SG&A. The Company assessed the recoverability of the BJ’s trade name and determined that its estimated fair value exceeded its carrying value and that no impairment was necessary in 2015, 2016 or 2017.

Impairment of Long-lived Assets

The Company reviews the realizability of long-lived assets periodically and whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Current and expected operating results and cash flows and other factors are considered in connection with management’s reviews. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows of individual clubs and consolidated net cash flows for long-lived assets not identifiable to individual clubs. Impairment losses are measured as the difference between the carrying amount and the estimated fair value of the assets being evaluated. No impairment charges were recorded in 2015, 2016 or 2017.

Asset Retirement Obligations

An asset retirement obligation represents a legal obligation associated with the retirement of a tangible long-lived asset that is incurred upon the acquisition, construction, development or normal operation of that long-lived asset. The Company recognizes asset retirement obligations in the period in which they are placed in service, if a reasonable estimate of fair value can be made. The asset retirement obligation is subsequently adjusted for changes in fair value. The associated estimated asset retirement costs are capitalized in leasehold improvements and depreciated over their useful life. The Company’s asset retirement obligations relate to the future removal of gasoline tanks and related assets from gasoline stations. See Note 15 for further information on the amounts accrued.

Self-Insurance Reserves

The Company is primarily self-insured for workers’ compensation, general liability claims and medical claims. Reported reserves for these claims are derived from estimated ultimate costs based upon individual claim file reserves and estimates for incurred but not reported claims. The Company carries stop-loss insurance on its workers’ compensation and general liability claims to mitigate its exposure to large claims.

Revenue Recognition

Revenue is recognized from the sale of merchandise, net of estimated returns, at the time of purchase by the customer in the club. In the limited instances when the customer is not able to take delivery at the point of sale, revenue from the sale of merchandise is not recognized until title and risk of loss pass to the customer. For sales of merchandise on the Company’s website, revenue is also recognized when title and risk of loss pass to the customer, which is normally at the time the merchandise is received by the customer. Sales incentives redeemable only at BJ’s, such as coupons and instant rebates, are recorded as a reduction of net sales.

The Company evaluates whether it is appropriate to record the gross amount of merchandise or service sales and related costs or the net amount earned as commission. Generally, when the Company is considered the primary obligor in the transaction, revenue is recorded at the gross sales price. If the Company is not considered the primary obligor, as in the case of third party ancillary services such as vision care, travel and insurance that are offered in club or through bjs.com, the net amount retained is recorded.

Membership fee income (“MFI”) is recognized on a straight-line basis over the life of the membership, which is typically 12 months.

The Company’s BJ’s Perks Rewards members earn 2% cash back, up to a maximum of $500 per year, on all qualified purchases made at BJ’s. The Company’s My BJ’s Perks Mastercard holders earn 3% or 5% cash back on all qualified purchases made at BJ’s and 1% or 2% cash back on purchases made with the card outside of BJ’s. Cash back is in the form of electronic awards issued in $20 increments that may be used in-club at the register and expire six months from the date issued. The Company accounts for the awards as a reduction of net sales, with the related liability classified within other current liabilities. This liability was $21.1 million in 2016 and $22.7 million in 2017.

BJ’s gift cards are available for purchase at all clubs. Revenue from gift card sales is recognized upon redemption of the gift card. Revenue from gift card and rewards breakage is recorded in net sales when the likelihood of redemption is remote and the Company does not have a legal obligation to escheat the value of unredeemed gift cards and rewards to any jurisdiction. Breakage recorded in 2015, 2016 and 2017 was not material.

The sales returns reserve, which reduces sales and cost of sales for the estimated impact of returns and also includes an estimate for membership cancellations, was $2.3 million in 2015, $3.7 million in 2016 and $3.4 million in 2017.

Warranty Programs

The Company passes on any manufacturers’ warranties to the members. In addition, BJ’s includes an extended warranty on tires sold at the clubs, under which BJ’s customers receive tire repair services or tire replacement in certain circumstances. This warranty is included in the sale price of the tire and it cannot be declined by the customers. The Company is fully liable for claims under the tire warranty program. As the primary obligor in these arrangements, associated revenue is recognized on the date of sale and an estimated warranty obligation is accrued based on claims experience. The liability for future claims under this program is not material to the financial statements.

Extended warranties are also offered on certain types of products such as electronics and jewelry. These warranties are provided by a third party at fixed prices to BJ’s. No liability is retained to satisfy warranty claims under these arrangements. The Company is not the primary obligor under these warranties, and as such net revenue is recorded on these arrangements at the time of sale. Revenue from warranty sales is included in net sales on the income statement.

Cost of Sales

The Company’s cost of sales includes the direct costs of sold merchandise, which includes customs, taxes, duties and inbound shipping costs, inventory shrinkage and adjustments and reserves for excess, aged and obsolete inventory. Cost of goods sold also includes certain distribution center costs and allocations of certain indirect costs, such as occupancy, depreciation, amortization, labor and benefits.

Presentation of Sales Tax Collected from Customers and Remitted to Governmental Authorities

In the ordinary course of business, sales tax is collected on items purchased by the members that are taxable in the jurisdictions when the purchases take place. These taxes are then remitted to the appropriate taxing authority. These taxes collected are excluded from revenues in the financial statements.

Vendor Rebates and Allowances

The Company receives various types of cash consideration from vendors, principally in the form of rebates, based on purchasing or selling certain volumes of product, time-based rebates or allowances, which may include product placement allowances or exclusivity arrangements covering a predetermined period of time, price protection rebates and allowances for retail price reductions on certain merchandise and salvage allowances for product that is damaged, defective or becomes out-of-date.

Such vendor rebates and allowances are recognized based on a systematic and rational allocation of the cash consideration offered to the underlying transaction that results in progress by BJ’s toward earning the rebates and allowances, provided the amounts to be earned are probable and reasonably estimable. Otherwise, rebates and allowances are recognized only when predetermined milestones are met. The Company recognizes product placement allowances as a reduction of cost of sales in the period in which the product placement is completed.

Time-based rebates or allowances are recognized as a reduction of cost of sales over the performance period on a straight-line basis. All other vendor rebates and allowances are recognized as a reduction of cost of sales when the merchandise is sold or otherwise disposed.

Cash consideration is also received for advertising products in publications sent to BJ’s members. Such cash consideration is recognized as a reduction of SG&A to the extent it represents a reimbursement of specific, incremental and identifiable SG&A costs incurred by BJ’s to sell the vendors’ products. If the cash consideration exceeds the costs being reimbursed, the excess is characterized as a reduction of cost of sales. Cash consideration for advertising vendors’ products is recognized in the period in which the advertising takes place.

Manufacturers’ Incentives Tendered by Consumers

Consideration from manufacturers’ incentives (such as rebates or coupons) is recorded gross in net sales when the incentive is generic and can be tendered by a consumer at any reseller and the Company receives direct reimbursement from the manufacturer, or clearinghouse authorized by the manufacturer, based on the face value of the incentive. If these conditions are not met, such consideration is recorded as a decrease in cost of sales.

Leases

The majority of leases are accounted for as operating leases in accordance with ASC 840, Leases. Assets subject to an operating lease and the related lease payments are not recorded on the balance sheet. Rent expense is recognized on a straight-line basis over the expected lease term. The lease term begins on the date the Company becomes legally obligated for the rent payments or takes possession of the property, whichever is earlier. The lease term includes cancelable option periods where failure to exercise such options would result in economic penalty.

Sometimes, the Company is involved in the construction of leased clubs. In these situations, the Company evaluates whether it is deemed the owner of the club for accounting purposes. If deemed the owner of the construction project, the Company capitalizes the construction costs of the club on the balance sheet and records financing obligations equal to the cash proceeds or fair value of the assets received from the landlord. Upon the completion of the project, a sale-leaseback analysis is performed pursuant to current leasing guidance to determine if the assets and related financing obligations can be removed from the balance sheet. Assuming the assets and liabilities are removed from the balance sheet, leases are classified as either operating or capital. In some of the leases, the Company is reimbursed only a portion of the construction cost or the lease has terms that fix the rental payments for a significant percentage of the leased asset’s economic life. These items generally are considered continuing involvement which precludes removing the assets and related financing obligation from the balance sheet when construction is complete. Rent expense is not reported for any properties which are considered owned for accounting purposes. Rental payments under these leases are allocated as a reduction of the financing obligation and interest expense.

Assets recorded under capital lease and financing obligations are included in land and buildings on the balance sheet and are depreciated over their estimated useful lives using the straight-line method. As of January 28, 2017, and February 3, 2018, the gross amount of assets recorded under capital lease and financing obligations was $49.4 million. Related accumulated depreciation for these assets as of January 30, 2016, January 28, 2017 and February 3, 2018 was $8.1 million, $10.2 million and $12.2 million, respectively.

Preopening Costs

Preopening costs consist of direct incremental costs of opening or relocating a facility and are expensed as incurred.

Advertising Costs

Advertising costs generally consist of efforts to acquire new members and typically include media advertising (some of which is vendor-funded). BJ’s expenses advertising as incurred as a component of SG&A. Advertising expenses were approximately 0.4%, 0.5% and 0.6% of net sales in 2015, 2016 and 2017, respectively.

Stock-Based Compensation

The fair value of service-based employee awards is recognized as compensation expense on a straight-line basis over the requisite service period of the award. The fair value of the performance-based awards is recognized as compensation expense ratably over the service period of each performance tranche. The fair value of the stock-based awards is determined using the Black-Scholes option pricing model. Determining the fair value of options at the grant date requires judgment, including estimating the expected term that stock options will be outstanding prior to exercise and the associated volatility.

The estimated fair value of the Company’s stock is determined by its board of directors, with input from management and considering third-party valuations of common stock. See Note 11 for an additional description of the accounting for stock-based awards.

Earnings Per Share

Basic net income per share attributable to common stockholders is calculated by dividing net income available to common stockholders by the weighted average number of common shares outstanding for the period, including contingently redeemable common stock recorded outside of stockholders’ equity. Basic income from continuing operations per share attributable to common stockholders is calculated by dividing income from continuing operations available to common stockholders by the weighted average number of common shares outstanding for the period, including contingently redeemable common stock recorded outside of stockholders’ equity. Basic loss from discontinuing operations per share attributable to common stockholders is calculated by dividing loss from discontinuing operations available to common stockholders by the weighted average number of common shares outstanding for the period, including contingently redeemable common stock recorded outside of stockholders’ equity.

Diluted net income per share attributable to common stockholders is calculated by dividing net income available to common stockholders by the diluted weighted average number of common shares outstanding for the period. Diluted income from continuing operations per share attributable to common stockholders is calculated by dividing income from continuing operations available to common stockholders by the diluted weighted average number of common shares outstanding for the period. Diluted loss from discontinuing operations per share attributable to common stockholders is calculated by dividing loss from discontinuing operations available to common stockholders by the diluted weighted average number of common shares outstanding for the period.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement carrying values and their respective tax bases, using enacted tax rates expected to be applicable in the years in which the temporary differences are expected to reverse. Changes in deferred tax assets and liabilities are recorded in the provision for income taxes. The Company evaluates the realizability of its deferred tax assets and establishes a valuation allowance when it is more likely than not that all or a portion of the deferred tax assets will not be realized. Potential for recovery of deferred tax assets is evaluated by estimating the future taxable profits expected, scheduling of anticipated reversals of taxable temporary differences, and considering prudent and feasible tax planning strategies.

The Company records liabilities for uncertain income tax positions based on a two-step process. The first step is recognition, where an individual tax position is evaluated as to whether it has a likelihood of greater than 50% of being sustained upon examination based on the technical merits of the position, including resolution of any related appeals or litigation processes. For tax positions that are currently estimated to have less than a 50% likelihood of being sustained, no tax benefit is recorded. For tax positions that have met the recognition threshold in the first step, the Company performs the second step of measuring the benefit to be recorded. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized on ultimate settlement. The actual benefits ultimately realized may differ from the estimates. In future periods, changes in facts, circumstances and new information may require the Company to change the recognition and measurement estimates with regard to individual tax positions. Changes in recognition and measurement estimates are recorded in income tax expense and liability in the period in which such changes occur.

Any interest or penalties incurred related to unrecognized tax benefits are recorded as a component of the provision for income tax expense.

Derivative Financial Instruments

All derivatives are recognized as either assets or liabilities on the consolidated balance sheet and measurement of these instruments is at fair value. If the derivative is designated as a cash flow hedge, the effective portions of changes in the fair value of the derivative are recorded as a component of accumulated other comprehensive income and are recognized in the consolidated statement of operations when the hedged item affects earnings. Any portion of the change in fair value that is determined to be ineffective is immediately recognized in earnings as SG&A. Derivative gains or losses included in accumulated other comprehensive income are reclassified into earnings at the time the hedged transaction occurs as a component of SG&A.

Fair Value of Financial Instruments

Certain assets and liabilities are carried at fair value in accordance with GAAP. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

The Company uses a three-level hierarchy that prioritizes the inputs used to measure fair value. This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. Financial assets and liabilities carried at fair value are to be classified and disclosed in one of the following three levels of the fair value hierarchy, of which the first two are considered observable and the last is considered unobservable:

●	Level 1, quoted market prices in active markets for identical assets or liabilities.

●

Level 2, observable inputs other than quoted market prices included in Level 1 such as quoted market prices for markets that are not active or other inputs that are observable or can be corroborated by observable market data.

●

Level 3, unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities, including certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

Comprehensive Income

Comprehensive income is a measure of net income and all other changes in equity that result from transactions other than with equity holders, and would normally be recorded in the consolidated statements of stockholders’ equity and the consolidated statements of comprehensive income. Other comprehensive income consists of unrealized gains and losses from derivative instruments designated as cash flow hedges, and postretirement medical plan adjustments.

Recently Adopted Accounting Pronouncements

In March 2016, the FASB issued an accounting standard update that aims to simplify accounting for stock-based compensation. The changes include accounting for income tax consequences, classification of awards as either equity or liabilities, an option to recognize gross share compensation expense with actual forfeitures recognized as they occur, as well as certain classifications on the statement of cash flows. The Company elected to account for forfeitures as they occur rather than apply an estimated forfeiture rate to stock-based compensation expense. The Company adopted this standard update in 2017 and applied the changes prospectively.

In July 2015, the FASB issued an accounting standard update that aims to simplify the measurement of inventory. The changes include measuring inventory at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The Company adopted this standard update on a prospective basis in 2017 and prior periods were not retrospectively adjusted.

In February 2018, the FASB issued an accounting standard update that allows the reclassification of stranded tax effects resulting from the Tax Cuts and Jobs Act from accumulated other comprehensive income to retained earnings. The Company adopted this standard update in 2017 and applied the changes prospectively for the year ended February 3, 2018 and reclassified $432 thousand from accumulated other comprehensive income to retained earnings as of February 3, 2018.

Recent Accounting Pronouncements

In May 2014, the FASB issued a new standard that creates common revenue recognition guidance for GAAP and International Financial Reporting Standards. The new guidance supersedes most preexisting revenue recognition guidance. The standard’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The standard defines a five-step process to achieve this principle, and will require companies to use more judgment and make more estimates than under the current guidance. The new standard also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. The standard is effective for public entities for annual periods beginning after December 15, 2017 and for interim periods within those fiscal years.

The Company is currently evaluating the impact that the adoption of the new standard will have on its consolidated financial statements. The Company expects that the areas impacted will include accounting for the Company’s co-branded credit card agreement, breakage using a proportional performance method, assessing certain sales promotion programs and presentation of sales returns and allowances. The Company plans to adopt the new standard using the modified retrospective adoption method.

In February 2016, the FASB issued an accounting standard update that creates new accounting and reporting guidelines for leasing arrangements. The new guidance requires organizations that lease assets to recognize assets and liabilities on the balance sheet related to the rights and obligations created by those leases, regardless of whether they are classified as finance or operating leases. Consistent with current guidance, the recognition, measurement, and presentation of expenses and cash flows arising from a lease primarily will depend on its classification as a finance or operating lease. The guidance also requires new disclosures to help financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. The new standard is effective for annual reporting periods beginning after December 15, 2018. The new standard is to be applied using a modified retrospective approach. The Company is currently evaluating the impact of the new pronouncement on its consolidated financial statements, however, the Company expects to have a material impact to its consolidated balance sheet upon adoption.

In August 2016, the FASB issued an accounting standard update that is intended to add or clarify guidance on the classification of certain cash receipts and payments in the statement of cash flows and to eliminate the diversity in practice related to such classifications. The guidance in the accounting standard update is required to be adopted for annual reporting periods beginning after December 15, 2017, with early adoption permitted. The Company is currently evaluating the impact of the standard update on its consolidated cash flow statements.

In January 2017, the FASB issued an accounting standard update for Intangibles—Goodwill and Other, simplifying the test for goodwill impairment. Under the existing standard, when the carrying value of a reporting unit exceeds the reporting unit’s fair value, an entity would then proceed to a Step 2 goodwill impairment analysis, which requires calculating the impaired fair value by assigning the fair value of a reporting unit to all of its assets and liabilities, as if that reporting unit had been acquired in a business combination. Under the new standard a goodwill impairment will be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying value of the reporting unit’s goodwill. The new standard is effective January 1, 2020, with early adoption permitted. The Company does not believe this will have an impact on the consolidated financial statements.

In March 2017, the FASB issued new guidance, which changes certain presentation and disclosure requirements for employers that sponsor defined benefit pension and other postretirement benefit plans. This guidance requires entities to (1) report the service cost component of net periodic pension/postretirement benefit cost in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period; (2) capitalize only the service cost component of net periodic pension/postretirement benefit cost (when applicable); and (3) present other components of net periodic pension/postretirement benefit cost separately from the service cost component and outside a subtotal of income from operations (if applicable). The standard is effective for fiscal years beginning after December 15, 2018, with early adoption permitted as of January 1, 2017. The Company is currently evaluating the impact of the standard update on its consolidated financial statements.

In May 2017, the FASB issued an accounting standard update, which provides guidance about changes to the terms or conditions of a share-based payment award requiring an entity to apply modification accounting. The standard is effective for fiscal years beginning after December 15, 2018, with early adoption permitted, including adoption in any interim period, for public business entities for reporting periods for which financial statements have not yet been issued. The amendments in this standard update should be applied prospectively to an award modified on or after the adoption date, and, therefore, the Company will consider the provisions of this update in conjunction with awards issued on or after February 2, 2019, as applicable.